CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim BRIC ETF
Guggenheim Raymond James SB-1 Equity ETF
Wilshire US REIT ETF

CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim Canadian Energy Income ETF
Guggenheim China Small Cap ETF
Guggenheim China Technology ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Solar ETF

(the “Funds”)

Supplement to the Funds’ Prospectuses and Statements of Additional Information dated September 27, 2017, September 28, 2017 and December 29, 2017, each as supplemented from time to time

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board of Trustees (the “Board”) of the Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (the “Trusts”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (the “Reorganizations”) of the Funds, each a series of a Trust, into corresponding newly-created exchange-traded funds of the PowerShares by Invesco family of funds (the “Acquiring Funds”). Each Reorganization is subject to shareholder approval of the applicable Fund. The Transaction is expected to close on April 6, 2018, or as soon as practicable thereafter (such closing date being the “Effective Date”).

Under the Investment Company Act of 1940, as amended, the closing of this Transaction will result in the automatic termination of the investment advisory agreement between each Trust and Guggenheim Funds Investment Advisors, LLC (“GFIA”) (the “Advisory Agreements”) and the investment sub-advisory agreement between GFIA and Guggenheim Partners Investment Management, LLC with respect to the Wilshire US REIT ETF (the “Sub-Advisory Agreement”). Accordingly, on February 27-28, 2018, the Board, on behalf of the Funds, approved: (a) an interim investment advisory agreement between each Trust and GFIA (the “Interim Advisory Agreements”) and (b) interim investment sub-advisory agreements between GFIA and Invesco PowerShares Capital Management LLC (the “Sub-Adviser”) (the “Interim Sub-Advisory Agreements”).

Each Interim Advisory Agreement will take effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; (b) the approval of a new investment advisory agreement by the shareholders of a Fund; or (c) the closing of a Reorganization with respect to a Fund. In addition, any advisory fees earned by GFIA pursuant to the Interim Advisory Agreements will be held in an interest-bearing escrow account with the Trusts’ custodian during the term of the Interim Advisory Agreements. As consideration for GFIA’s services to each of the Guggenheim BulletShares 2025 High Yield Corporate Bond ETF, Guggenheim China Technology ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P High Income Infrastructure ETF and Wilshire US REIT ETF, GFIA will receive from each of those Funds a fee equal to the Fund’s expenses paid by GFIA to the Fund’s service providers that are not affiliates of GFIA. GFIA will not receive a fee from each of the Guggenheim BRIC ETF, Guggenheim Canadian Energy Income ETF, Guggenheim China Small Cap ETF and Guggenheim Solar ETF, and the expenses of each of those Funds will continue to be subject to the Fund’s expense cap as set forth in the Expense Reimbursement Agreement dated August 16, 2006 between GFIA and each Trust. Other than the effective dates and the provisions set forth above regarding the advisory fees, the terms and conditions of the Interim Advisory Agreements are substantively identical to those of the Advisory Agreements.

Each Interim Sub-Advisory Agreement will also take effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; (b) the approval of a new investment sub-advisory agreement by the shareholders of a Fund; or (c) the closing of a Reorganization with respect to a Fund. Under the Interim Sub-Advisory Agreements, the Sub-Adviser will not receive a fee from GFIA for any of the Funds. Other than the effective dates and the lack of a sub-advisory fee, the terms and conditions of the Interim Sub-Advisory Agreements are substantively identical to those of the Sub-Advisory Agreement.

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

March 28, 2018	BULLETS-PRO-SUP3